Thrivent Core Funds

Supplement to the Statement of Additional Information

dated February 28, 2019

1. Effective May 21, 2019, Janice M. Guimond has resigned her position as an officer of the Trust due to retirement and is replaced by Monica L. Kleve. The information below relating to Ms. Kleve replaces similar information relating to Ms. Guimond in the table under the heading “Management of the Funds – Officers.”

Name, Address, and Year of Birth	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Monica L. Kleve 625 Fourth Avenue South Minneapolis, MN (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial since 2002

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.

2. Effective immediately, James B. Carlen, CFA has been named as the portfolio manager of Thrivent Core Emerging Markets Debt Fund, and Kent L. White, CFA and Cortney L. Swensen, CFA, are no longer portfolio managers for the Fund.

3. In the “Investment Adviser and Portfolio Managers” section, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers” is revised to include information for Mr. Carlen as of July 18, 2019.

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
James B. Carlen	0	$0	0	$0

(1)	The “Other Registered Investment Companies” represent series of Thrivent Mutual Funds and series of Thrivent Series Fund, Inc.

4. The table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Funds” in the “Investment Adviser and Portfolio Managers” section is revised to include updated information for Mr. Carlen as of July 18, 2019.

Portfolio Manager	Fund	Fund Ownership
James B. Carlen	Thrivent Core Emerging Markets Debt Fund	None

The date of this Supplement is July 18, 2019.

Please include this Supplement with your Statement of Additional Information.